UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 5, 2004

SUNGARD® DATA SYSTEMS INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-12989	51-0267091
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

680 EAST SWEDESFORD ROAD, WAYNE, PENNSYLVANIA	19087
(Address of Principal Executive Offices)	(Zip Code)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: 484-582-2000

Not Applicable

(Former Name and Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On October 4, 2004, SunGard Data Systems Inc. (the “Company”) announced that its board of directors has unanimously approved a plan to spin off its availability services business to stockholders through a tax-free distribution of shares. In connection with that announcement, beginning on October 5, 2004, the Company expects to deliver an investor presentation in the form of a slideshow. A copy of the investor presentation is attached hereto as Exhibit 99.1.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Exhibits.

99.1:	SunGard Data Systems Inc. investor slideshow presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNGARD DATA SYSTEMS INC.

Date: October 5, 2004	By:	/s/ Michael J. Ruane
Michael J. Ruane Senior Vice President-Finance and Chief Financial Officer

EXHIBIT INDEX

The following exhibit to this current report on Form 8-K is not being filed but is being furnished pursuant to Item 7.01.

Exhibit No.	Description

99.1:	SunGard Data Systems Inc. investor slideshow presentation